Exhibit 5.2

[LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]

March 24, 2016

Tribune Media Company

Re:	Tribune Media Company - 5.875% Senior Notes due 2022

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware corporations listed on Schedule A attached hereto (each, a “Corporation” and collectively, the “Corporations”) and each of the Delaware limited liability companies listed on Schedule B attached hereto (each, an “LLC” and collectively, the “LLCs”) in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a) Each of the documents listed on Schedule C attached hereto (each, a “Certificate of Incorporation” and collectively, the “Certificates of Incorporation”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);

(b) The bylaws of each of the Corporations (each, “Bylaws” and collectively, the “Corporate Bylaws”);

(c) Resolutions adopted by the unanimous written consent of the board of directors of Tribune Media Company, a Delaware corporation (“Tribune Media”) (the “Issuer Board”), dated June 16, 2015 (the “Issuer Board Resolutions”);

(d) Resolutions adopted by the unanimous written consent of the Pricing Committee of the Issuer Board (the “Pricing Committee”), dated June 17, 2015 and June 24, 2015 (the “Pricing Committee Resolutions” and, together with the Issuer Board Resolutions, the “Issuer Resolutions”);

(e) Resolutions adopted by the unanimous written consent of the board of directors of each of the Corporations (other than Tribune Media), dated June 17, 2015 and June 24, 2015 (the “Subsidiary Corporate Resolutions” and, together with the Issuer Resolutions, the “Corporate Resolutions”);

Tribune Media Company

March 24, 2016

(f) Each of the documents listed on Schedule D attached hereto (each, an “LLC Certificate”), as filed in the office of the Secretary of State;

(g) Each of the documents listed on Schedule E attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”);

(h) Resolutions adopted by the unanimous written consent of the sole member or the board of directors, as applicable, of each of the LLCs, dated June 17, 2015, June 24, 2015 and October 8, 2015 (the “LLC Resolutions”);

(i) The Indenture, dated as of June 24, 2015 (the “Base Indenture”), among the Companies, the other Subsidiary Guarantors (as defined therein) party thereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”);

(j) The First Supplemental Indenture, dated as of June 24, 2015 (“Supplement No. 1”), among the Companies, the other Subsidiary Guarantors (as defined therein) party thereto and the Trustee;

(k) The Third Supplemental Indenture, dated October 8, 2015 (“Supplement No. 3”), among the Companies, the other Subsidiaries Guarantors (as defined therein) party thereto and the Trustee;

(l) The Form of Exchange Note (as defined in the Base Indenture) attached as Exhibit B to the Base Indenture (the “Form of Exchange Note”); and

(m) A Certificate of Good Standing for each of the Companies obtained from the Secretary of State.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Base Indenture. The Corporations and the LLCs are referred to herein each, as a “Company” and collectively, as the “Companies.” The global Exchange Notes to be issued in exchange for the outstanding Initial Notes in connection with the transactions contemplated by the Registration Statement (as defined below) are hereinafter referred to collectively as the “New Notes.” The Base Indenture as supplemented by Supplement No. 1 and Supplement No. 3 is hereinafter referred to as the “Indenture.” The Indenture and the New Notes are hereinafter referred to collectively as the “Transaction Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (m) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (m) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that

Tribune Media Company

March 24, 2016

there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents, and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that each of the LLC Agreements constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, the relevant LLC, (ii) that any amendment or restatement of any document reviewed by us or referred to herein has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (iii) that at all times since the formation of each of the LLCs, there has been at least one member of each such LLC, (iv) that any assignment or transfer of limited liability company interests in any of the LLCs to an assignee, and the admission of such assignee as a member of such LLC, were accomplished in accordance with, and were permitted by, the limited liability company agreement of such LLC as in effect at the time of such assignment or admission, and that such LLC was continued without dissolution, (v) that each of LLC Certificates has been executed by an “authorized person” of the relevant LLC within the meaning of the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”), (vi) that there are no proceedings pending or proposed for the merger, consolidation, conversion, dissolution, liquidation or termination of any of the Companies, (vii) that the Corporate Resolutions (A) have been duly filed with the minutes of the proceedings of the board of directors of the relevant Corporation, and (B) are the only resolutions adopted by the boards of directors of the Corporations or any committee thereof relating to the authorization and approval of the Transaction Documents, (viii) that as of June 16, 2015, June 17, 2015 and June 24, 2015, there were no unfilled vacancies or newly-created directorships on the board of directors of any of the Corporations or any committee thereof, (ix) that the LLC Resolutions (A) have been duly filed with the minutes book or the minutes of the proceedings of the board of directors of the relevant LLC, as applicable, and (B) are the only resolutions adopted by any member, manager or board of directors of the LLCs relating to the authorization and approval of the Transaction Documents, (x) that as of June 17, 2015, June 24, 2015 and October 8, 2015, there were no unfilled vacancies or newly-created directorships on the board of directors of any of the LLCs or any committee thereof, (xi) except to the extent provided in paragraphs 1 and 4 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (xii) the legal capacity of natural persons who

Tribune Media Company

March 24, 2016

are signatories to the documents examined by us, (xiii) except to the extent provided in paragraphs 2 and 5 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (xiv) except to the extent provided in paragraphs 3 and 6 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (xv) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, (xvi) that Section 203 of the General Corporation Law of the State of Delaware (8 Del.C. §101, et seq.) (the “General Corporation Law”) is not applicable to any of the Corporations pursuant to subsection (b)(4) thereof, (xvii) that each of the Companies (other than Tribune Media) is a direct or indirect wholly-owned subsidiary of Tribune Media and that the execution, delivery and performance by each of the Companies of the Transaction Documents to which it is a party are necessary and convenient to the conduct, promotion or attainment of the business of such Company, (xviii) that each of the New Notes conforms with the Form of Exchange Note, and is consistent with and complies with the terms and provisions of the Indenture, in all respects material to this opinion, and (xix) that all blanks in the Form of Exchange Note will be properly and appropriately completed in the New Notes.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect. In rendering the opinions set forth herein, we express no opinion concerning (i) the creation, attachment, perfection or priority of any security interest, lien or other encumbrance, or (ii) the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each of the Corporations has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law.

2. Each of the Corporations has all necessary corporate power and authority under the General Corporation Law and under its respective Certificate of Incorporation and Bylaws to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

3. The execution and delivery by each of the Corporations of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Corporation under the General Corporation Law and under its respective Certificate of Incorporation and Bylaws.

Tribune Media Company

March 24, 2016

4. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

5. Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its respective LLC Agreement to execute and deliver, and to perform its obligations under, the Indenture.

6. The execution and delivery by each of the LLCs of the Indenture, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its respective LLC Agreement.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We note that notwithstanding any covenants to the contrary contained in the Transaction Documents: (i) the stockholders of any of the Corporations may dissolve such Corporation under Section 275(c) of the General Corporation Law upon the consent of all the stockholders entitled to vote thereon, (ii) a stockholder owning at least 90% of the outstanding shares of each class of stock of any of the Corporations entitled to vote thereon may effect a merger with such Corporation under Section 253 or Section 267 of the General Corporation Law, (iii) the stockholders of each of the Corporations may amend the Bylaws of such Corporation, (iv) the stockholders of certain of the Corporations may agree to a compromise or arrangement between such Corporation and its creditors, and a reorganization of such Corporation as a consequence of such compromise or arrangement, under certain circumstances, to the extent provided in the Certificate of Incorporation of such Corporation and (v) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act.

B. At all times since the formation of each of the LLCs, such LLC (i) has been governed by an oral or written limited liability company agreement, as applicable, and (ii) has not dissolved by operation of law or otherwise.

C. We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy, (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any condition, limitation or restriction on the right of the Companies to make distributions or payments to the extent any such distributions or payments are required to be made pursuant to the terms of the Certificates of Incorporation or the LLC Agreements, as applicable.

Tribune Media Company

March 24, 2016

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Transaction Documents. In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. We also consent to Debevoise & Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof. Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-4, relating to the Offer to Exchange $1,100,000,000 Outstanding 5.875% Senior Notes of Tribune Media due 2022 and the related subsidiary guarantees for $1,100,000,000 Registered 5.875% Senior Notes of Tribune Media due 2022 (the “Registration Statement”) and the related subsidiary guarantees, as proposed to be filed by Tribune Media and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof. In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,
/s/ Richards, Layton & Finger, P.A.

SXL/JMC

Schedule A

Corporations

CastTV Inc.

FoxCo Acquisition Finance Corporation

Gracenote, Inc.

Local TV Aircraft, Inc.

Local TV Finance Corporation

Tribune Broadcasting Kansas City, Inc.

Tribune Media Company

Tribune Television New Orleans, Inc.

WDAF License, Inc.

WDAF Television, Inc.

Schedule B

LLCs

501 N. Orange Holdco, LLC

AL-HUNTSVILLE-200 HOLMES AVENUE, LLC

AR-FORT SMITH-318 NORTH 13TH STREET, LLC

AR-VAN BUREN-179 GLADEWOOD ROAD, LLC

Baseline Acquisitions LLC

Baseline, LLC

CA-4655 Fruitridge Road, LLC

CA-LATS South, LLC

CA-Los Angeles Times Square, LLC

CA-Olympic Plant, LLC

Chicagoland Television News, LLC

CLASSIFIED VENTURES HOLDCO, LLC

CO-1006 Lookout Mountain Road, LLC

CO-CLEAR CREEK COUNTY-ARGENTINE PASS, LLC

CO-DENVER-100 EAST SPEER BOULEVARD, LLC

CO-GOLDEN-21214 CEDAR LAKE ROAD, LLC

CT-121 Wawarme Avenue, LLC

CT-285 Broad Street, LLC

CT-WTIC, LLC

FL-633 North Orange Avenue, LLC

FL-Deerfield Plant, LLC

FL-Orlando Sentinel, LLC

FoxCo Acquisition Sub, LLC

FoxCo Acquisition, LLC

IA-ALLEMAN POLK COUNTY, LLC

IA-DES MOINES-1801 GRAND AVENUE, LLC

IL-720 Rohlwing Road, LLC

IL-2501 West Bradley Place, LLC

IL-3249 North Kilpatrick, LLC

IL-3722 Ventura Drive, LLC

IL-11201 Franklin Avenue, LLC

IL-16400 South 105th Court, LLC

IL-777 West Chicago Avenue, LLC

IL-HENRY COUNTY-RUSTIC HILL, LLC

IL-MOLINE-3003 PARK 16 STREET, LLC

IL-ORION-2880 NORTH 1100 AVENUE, LLC

IL-Tribune Tower, LLC

IN-2350 Westlane Road, LLC

IN-6910 Network Place, LLC

IN-Trafalgar WTTV, LLC

IN-Windfall WTTV, LLC

KDAF, LLC

KIAH, LLC

KRCW, LLC

KSTU License, LLC

KSTU, LLC

KSWB, LLC

KTLA, LLC

KTVI License, LLC

KTVI, LLC

KTXL, LLC

KWGN, LLC

Local TV, LLC

Local TV Finance, LLC

Local TV Holdings, LLC

Local TV Norfolk Real Estate, LLC

Magic T Music Publishing Company, LLC

Media By Numbers, LLC

MD-601 N. Calvert, LLC

MD-3400 Carlins Park Drive, LLC

MD-North Calvert Street, LLC

MI-3117 Plaza Drive, LLC

MI-Davis Road, LLC

MO-KANSAS CITY-3020 SUMMIT STREET, LLC

MO-ST LOUIS-EMIL AVENUE, LLC

NC-HIGH POINT-2005 FRANCIS STREET, LLC

NC-SOFIA-4119 OLD COURTHOUSE ROAD, LLC

Oak Brook Productions, LLC

OH-CLEVELAND-5800 SOUTH MARGINAL ROAD, LLC

OH-PARMA-4501 WEST PLEASANT VALLEY ROAD, LLC

OK-OKLAHOMA CITY-EAST BRITTON ROAD, LLC

OR-10255 SW Arctic Drive, LLC

PA-550 East Rock Road, LLC

PA-2005 South Queen Street, LLC

PA-5001 Wynnefield Avenue, LLC

PA-LUZERNE COUNTY-PENOBSCOT MOUNTAIN, LLC

PA-MOOSIC-16 MONTAGE MOUNTAIN ROAD, LLC

PA-Morning Call, LLC

PA-RANSOM, LLC

PA-SOUTH ABINGTON-RT 11 AND MORGAN HWY, LLC

Riverwalk Holdco II, LLC

RIVERWALK HOLDCO, LLC

Studio Systems, LLC

TN-MEMPHIS-803 CHANNEL 3 DRIVE, LLC

Tower Distribution Company, LLC

Towering T Music Publishing Company, LLC

TREH CM Member 2, LLC

TREH Costa Mesa, LLC

Tribune (FN) Cable Ventures, LLC

Tribune Broadcasting Company II, LLC

Tribune Broadcasting Company, LLC

Tribune Broadcasting Denver License, LLC

Tribune Broadcasting Denver, LLC

Tribune Broadcasting Fort Smith License, LLC

Tribune Broadcasting Fort Smith, LLC

Tribune Broadcasting Hartford, LLC

Tribune Broadcasting Indianapolis, LLC

Tribune Broadcasting Norfolk, LLC

Tribune Broadcasting Oklahoma City License, LLC

Tribune Broadcasting Oklahoma City, LLC

Tribune Broadcasting Seattle, LLC

TRIBUNE DIGITAL VENTURES, LLC

Tribune Entertainment Company, LLC

Tribune Management Holdings, LLC

Tribune Media Services, LLC

Tribune National Marketing Company, LLC

TRIBUNE REAL ESTATE HOLDINGS II, LLC

Tribune Real Estate Holdings, LLC

TX-7700 Westpark Drive, LLC

TX-8001 John Carpenter Freeway, LLC

UT-SALT LAKE CITY-AMELIA EARHART DRIVE, LLC

VA-216 Ironbound Road, LLC

VA-NORFOLK-720 BOUSH STREET, LLC

VA-PORTSMOUTH-1318 SPRATLEY STREET, LLC

VA-RICHMOND, LLC

VA-SUFFOLK-5277 NANSEMOND PARKWAY, LLC

WA-1813 Westlake Avenue, LLC

WDCW, LLC

WGHP License, LLC

WGHP, LLC

WGN Continental Broadcasting Company, LLC

WHNT License, LLC

WHNT, LLC

WHO License, LLC

WHO Television, LLC

WI-BROWN DEER-9001 NORTH GREEN BAY ROAD, LLC

WI-MILWAUKEE-1100 EAST CAPITAL DRIVE, LLC

WITI License, LLC

WITI Television, LLC

WJW License, LLC

WJW Television, LLC

WNEP, LLC

WPHL, LLC

WPIX, LLC

WPMT, LLC

WQAD License, LLC

WQAD, LLC

WREG License, LLC

WREG, LLC

WSFL, LLC

WTVR License, LLC

WTVR, LLC

WXMI, LLC

Schedule C

Certificates of Incorporation

1. The Certificate of Incorporation of Tribune Media, dated March 17, 1968, as filed in the office of the Secretary of State on March 19, 1968, as modified by the Plan and Agreement of Merger, dated April 10, 1968, as filed in the office of the Secretary of State on June 25, 1968, as restated by the Restated Certificate of Incorporation, dated April 9, 1974, as filed in the office of the Secretary of State on April 9, 1974, as modified by the Certificate of Designation, Preferences and Rights of Series A Common Stock, dated April 11, 1974, as filed in the office of the Secretary of State on April 11, 1974, as amended by the Certificate of Amendment, dated April 8, 1976, as filed in the office of the Secretary of State on April 12, 1976, as further amended by the Certificate of Amendment, dated April 8, 1977, as filed in the office of the Secretary of State on April 22, 1977, as restated by the Restated Certificate of Incorporation, dated April 7, 1983, as filed in the office of the Secretary of State on April 7, 1983, as further amended by the Certificate of Amendment, dated May 2, 1985, as filed in the office of the Secretary of State on May 2, 1985, as further amended by the Certificate of Amendment of Restated Certificate of Incorporation, dated April 21, 1987, as filed in the office of the Secretary of State on April 21, 1987, as restated by the Restated Certificate of Incorporation, dated April 21, 1987, as filed in the office of the Secretary of State on April 21, 1987, as modified by the Certificate of Designations of Series A Junior Participating Preferred Stock, dated December 22, 1987, as filed in the office of the Secretary of State on December 31, 1987, as further modified by the Certificate of Designations of Series B Convertible Preferred Stock, dated April 4, 1989, as filed in the office of the Secretary of State on April 4, 1989, as further modified by the Agreement and Plan of Merger, dated as of June 30, 1993, as filed in the office of the Secretary of State on July 28, 1993, as modified by the Amended Certificate of Designation of Series A Junior Participating Preferred Stock, dated January 21, 1998, as filed in the office of the Secretary of State on January 22, 1998, as further modified by the Certificate of Ownership and Merger, dated as of April 17, 1998, as filed in the office of the Secretary of State on April 27, 1998, as further modified by the Certificate of Merger, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as amended and restated by the Amended and Restated Certificate of Incorporation, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as modified by the Amended Certificate of Designation of Series A Junior Participating Preferred Stock, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as modified by the Certificate of Designation of the Preferred Stock, Series C, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as further modified by the Certificate of Designation of the Preferred Stock, Series D-1, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as further modified by the Certificate of Designation of the Preferred Stock, Series D-2, dated June 12, 2000, as filed in the office of the Secretary of State on June 12, 2000, as further modified by the Certificate of Ownership and Merger, dated as of December 21, 2000, as filed in the office of the Secretary of State on December 26, 2000, as further modified by the Certificate of Ownership and Merger, dated as of December 15, 2000, as filed in the office of the Secretary of State on December 28, 2000, as further modified by the Certificate of Amendment to Certificate of Designation of the Preferred Stock, Series C, dated February 13, 2001, as filed in the office of the Secretary of State on February 15, 2001, as further modified by the Certificate of Amendment to Certificate of Designation of the Preferred Stock, Series D-1, dated February 13, 2001, as filed in the office of the Secretary of State on February 15, 2001, as further modified by the Certificate of Amendment to Certificate of Designation of the Preferred Stock, Series D-2, dated February 13, 2001, as filed in the office of the Secretary of State on February 15, 2001, as modified by the Certificate of Change of Location of Registered Office and of Registered Agent, dated as of March 7, 2001, as filed in the office of the Secretary of State on March 21, 2001, as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation, dated October 24, 2001, as filed in the office of the Secretary of State on October 24, 2001, as further modified by the Certificate of Elimination of the Series C Preferred Stock, dated November 16, 2006, as filed in the office of the Secretary of State on November 16, 2006, as further modified by the Certificate of Elimination of the Series D-2 Preferred Stock, dated November 16, 2006, as filed in the office of the Secretary of State on November 16, 2006, as further modified by the Certificate of Ownership and Merger, dated as of December 7, 2007, as filed in the office of the Secretary of State on December 7, 2007, as further modified by the Certificates of Ownership and Merger, dated as of December 12, 2007, as filed in the office of the Secretary of State on December 12, 2007, as further modified by the Certificates of Ownership and Merger, dated as of December 18, 2007, as filed in the office of the Secretary of State on December 18, 2007, as further modified by the Certificate of Merger, dated December 20, 2007, as filed in the office of the Secretary of State on December 20, 2007, as amended and restated by the Amended and Restated Certificate of Incorporation, dated December 27, 2012, as filed in the office of the Secretary of State on December 27, 2012, as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation, dated December 20, 2013, as filed in the office of the Secretary of State on December 20, 2013, as amended and restated by the Second Amended and Restated Certificate of Incorporation of Tribune Media, dated July 14, 2014, as filed in the office of the Secretary of State on July 16, 2014, and as amended by the Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Tribune Media, dated June 25, 2015, as filed in the office of the Secretary of State on June 25, 2015.

2. The Certificate of Incorporation of CastTV Inc., a Delaware corporation, dated February 26, 2007, as filed in the office of the Secretary of State on February 26, 2007, as amended by the Certificate of Amendment, dated April 12, 2007, as filed in the office of the Secretary of State on April 12, 2007, as modified by the Certificate of Change of Registered Agent and/or Registered Office, dated April 4, 2011, as filed in the office of the Secretary of State on April 6, 2011, as amended and restated by the Amended and Restated Certificate of Incorporation, dated November 20, 2012, as filed in the office of the Secretary of State on November 20, 2012, and as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation, dated December 20, 2013, as filed in the office of the Secretary of State on December 20, 2013.

3. The Certificate of Incorporation of FoxCo Acquisition Finance Corporation, a Delaware corporation, dated May 21, 2008, as filed in the office of the Secretary of State on May 21, 2008.

4. The Certificate of Incorporation of Gracenote, Inc., a Delaware corporation (“Gracenote”), dated October 25, 1999, as filed in the office of the Secretary of State on October 25, 1999, as modified by the Certificate of Merger of CDDB, Inc., an Indiana corporation, Into Gracenote, dated October 25, 1999, as filed in the office of the Secretary of

State on October 25, 1999, as amended by the Certificate of Amendment of the Certificate of Incorporation of Gracenote, dated December 30, 1999, as filed in the office of the Secretary of State on December 30, 1999, as modified by the Certificate of Merger of Foreign Corporation into Gracenote, dated December 31, 1999, as filed in the office of the Secretary of State on December 31, 1999, as amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated November 16, 2001, as filed in the office of the Secretary of State on November 16, 2001, as further amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated June 25, 2002, as filed in the office of the Secretary of State on June 25, 2002, as amended by the Amendment No. 1 to the Amended and Restated Certificate of Incorporation of Gracenote, dated August 23, 2002, as filed in the office of the Secretary of State on August 23, 2002, as further amended by the Amendment No. 2 to the Amended and Restated Certificate of Incorporation of Gracenote, dated October 14, 2003, as filed in the office of the Secretary of State on October 14, 2003, as further amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated October 14, 2003, as filed in the office of the Secretary of State on October 14, 2003, as further amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated February 19, 2004, as filed in the office of the Secretary of State on February 19, 2004, as further amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated December 28, 2004, as filed in the office of the Secretary of State on December 29, 2004, as further amended and restated by the Amended and Restated Certificate of Incorporation of Gracenote, dated June 30, 2005, as filed in the office of the Secretary of State on June 30, 2005, as amended by the Certificate of Amendment to Amended and Restated Certificate of Incorporation of Gracenote, dated February 27, 2007, as filed in the office of the Secretary of State on March 8, 2007, as further amended by the Certificate of Amendment to Amended and Restated Certificate of Incorporation of Gracenote, dated April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as modified by the Certificate of Merger of Gracenote, dated June 2, 2008, as filed in the office of the Secretary of State on June 2, 2008, as further modified by the Certificate of Change of Registered Agent and/or Registered Office, dated July 18, 2008, as filed in the office of the Secretary of State on July 21, 2008, as further modified by the Certificate of Change of Registered Agent and/or Registered Office, dated January 28, 2009, as filed in the office of the Secretary of State on January 30, 2009.

5. The Certificate of Incorporation of Local TV Aircraft, Inc., a Delaware corporation, dated June 4, 2010, as filed in the office of the Secretary of State on June 4, 2010.

6. The Certificate of Incorporation of Local TV Finance Corporation, a Delaware corporation, dated April 11, 2007, as filed in the office of the Secretary of State on April 13, 2007.

7. The Certificate of Incorporation of Tribune Broadcasting Kansas City, Inc., dated May 27, 1994, as filed in the office of the Secretary of State on May 27, 1994, as amended by the Certificate of Amendment, dated February 7, 2014, 2014, as filed in the office of the Secretary of State on February 7, 2014.

8. The Certificate of Incorporation of Tribune Television New Orleans, Inc., a Delaware corporation (“Tribune New Orleans”), dated as of May 7, 1982, as filed in the office of the Secretary of State on May 7, 1982, as amended by the Certificate of Amendment, dated as of June 17, 1982, as filed in the office of the Secretary of State on July 6, 1982, as further amended by the Certificate of Amendment, dated as of April 6, 1983, as filed in the office of the Secretary of State on April 7, 1983, as modified by the Certificate of Ownership and Merger, dated as of October 31, 2000, as filed in the office of the Secretary of State on December 26, 2000, as further modified by the Certificate of Merger, dated as of October 31, 2000, as filed in the office of the Secretary of State on December 26, 2000, as further amended by the Certificate of Amendment, dated as of December 31, 2000, as filed in the office of the Secretary of State on January 2, 2001, as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, dated as of March 7, 2001, as filed in the office of the Secretary of State on March 21, 2001, as amended and restated by the Amended and Restated Certificate of Incorporation of Tribune New Orleans, dated as of November 20, 2012, as filed in the office of the Secretary of State on November 20, 2012, and as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation of Tribune New Orleans, dated December 20, 2013, as filed in the office of the Secretary of State on December 20, 2013.

9. The Certificate of Incorporation of WDAF License, Inc., a Delaware corporation, dated May 27, 1994, as filed in the office of the Secretary of State on May 27, 1994.

10. The Certificate of Incorporation of WDAF Television, Inc., a Delaware corporation, dated March 23, 1995, as filed in the office of the Secretary of State on March 23, 1995, as amended by the Certificate of Amendment of Certificate of Incorporation, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

Schedule E

LLC Certificates

1. The Certificate of Formation of 501 N. Orange Holdco, LLC, a Delaware limited liability company (“Orange Holdco”), dated as of August 26, 2015, as filed in the office of the Secretary of State on August 27, 2015, as amended by the Certificate of Amendment of Orange Holdco, dated September 2, 2015, as filed in the office of the Secretary of State on September 3, 2015.

2. The Certificate of Formation of AL-HUNTSVILLE-200 HOLMES AVENUE, LLC, a Delaware limited liability company (“Huntsville”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

3. The Certificate of Formation of AR-FORT SMITH-318 NORTH 13TH STREET, LLC, a Delaware limited liability company (“Forth Smith”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

4. The Certificate of Formation of AR-VAN BUREN-179 GLADEWOOD ROAD, LLC, a Delaware limited liability company (“Van Buren”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

5. The Certificate of Formation of Baseline Acquisitions LLC, a Delaware limited liability company (“Baseline Acquisitions”), dated October 7, 2011, as filed in the office of the Secretary of State on October 7, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Baseline Acquisitions, as filed in the office of the Secretary of State on December 8, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Baseline Acquisitions, as filed in the office of the Secretary of State on November 18, 2014.

6. The Certificate of Formation of Baseline, LLC, a Delaware limited liability company (“Baseline”), dated October 7, 2011, as filed in the office of the Secretary of State on October 7, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Baseline, as filed in the office of the Secretary of State on December 8, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Baseline, as filed in the office of the Secretary of State on November 18, 2014.

7. The Certificate of Formation of CA-4655 Fruitridge Road, LLC, a Delaware limited liability company (“Fruitridge Road”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

8. The Certificate of Formation of CA-LATS South, LLC, a Delaware limited liability company (“LATS South”), dated as of August 12, 2015, as filed in the office of the Secretary of State on August 12, 2015.

9. The Certificate of Formation of CA-Los Angeles Times Square, LLC, a Delaware limited liability company (“Los Angeles Times Square”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

10. The Certificate of Formation of CA-Olympic Plant, LLC, a Delaware limited liability company (“Olympic Plant”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

11. The Certificate of Formation of Chicagoland Television News, LLC, a Delaware limited liability company (“Chicagoland Television”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

12. The Certificate of Formation of CLASSIFIED VENTURES HOLDCO, LLC, a Delaware limited liability company (“Classified Ventures”), dated September 21, 2012, as filed in the office of the Secretary of State on September 21, 2012.

13. The Certificate of Formation of CO-1006 Lookout Mountain Road, LLC, a Delaware limited liability company (“Lookout Mountain Road”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

14. The Certificate of Formation of CO-CLEAR CREEK COUNTY-ARGENTINE PASS, LLC, a Delaware limited liability company (“Clear Creek”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

15. The Certificate of Formation of CO-DENVER-100 EAST SPEER BOULEVARD, LLC, a Delaware limited liability company (“East Speer”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

16. The Certificate of Formation of CO-GOLDEN-21214 CEDAR LAKE ROAD, LLC, a Delaware limited liability company (“Cedar Lake”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

17. The Certificate of Formation of CT-121 Wawarme Avenue, LLC, a Delaware limited liability company (“Wawarme Avenue”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

18. The Certificate of Formation of CT-285 Broad Street, LLC, a Delaware limited liability company (“Broad Street”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

19. The Certificate of Formation of CT-WTIC, LLC, a Delaware limited liability company (“WTIC”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

20. The Certificate of Formation of FL-633 North Orange Avenue, LLC, a Delaware limited liability company (“North Orange Avenue”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

21. The Certificate of Formation of FL-Deerfield Plant, LLC, a Delaware limited liability company (“Deerfield Plant”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

22. The Certificate of Formation of FL-Orlando Sentinel, LLC, a Delaware limited liability company (“Orlando Sentinel”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

23. The Certificate of Formation of FoxCo Acquisition Sub, LLC, a Delaware limited liability company (“FoxCo Sub”), dated as of December 17, 2007, as filed in the office of the Secretary of State on December 17, 2007.

24. The Certificate of Formation of FoxCo Acquisition, LLC, a Delaware limited liability company (“FoxCo Acquisition”), dated as of December 13, 2007, as filed in the office of the Secretary of State on December 13, 2007.

25. The Certificate of Formation of IA-ALLEMAN POLK COUNTY, LLC, a Delaware limited liability company (“Alleman”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

26. The Certificate of Formation of IA-DES MOINES-1801 GRAND AVENUE, LLC, a Delaware limited liability company (“Grand Avenue”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

27. The Certificate of Formation of IL-720 Rohlwing Road, LLC, a Delaware limited liability company (“Rohlwing Road”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

28. The Certificate of Formation of IL-2501 West Bradley Place, LLC, a Delaware limited liability company (“West Bradley Place”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

29. The Certificate of Formation of IL-3249 North Kilpatrick, LLC, a Delaware limited liability company (“North Kilpatrick”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

30. The Certificate of Formation of IL-3722 Ventura Drive, LLC, a Delaware limited liability company (“Ventura Drive”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

31. The Certificate of Formation of IL-11201 Franklin Avenue, LLC, a Delaware limited liability company (“Franklin Avenue”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

32. The Certificate of Formation of IL-16400 South 105th Court, LLC, a Delaware limited liability company (“South 105th Court”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

33. The Certificate of Formation of IL-777 West Chicago Avenue, LLC, a Delaware limited liability company (“Chicago Avenue”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012, as amended by the Certificate of Amendment of Certificate of Formation of Chicago Avenue, dated January 14, 2016, as filed in the office of the Secretary of State on January 14, 2016.

34. The Certificate of Formation of IL-HENRY COUNTY-RUSTIC HILL, LLC, a Delaware limited liability company (“Henry County”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

35. The Certificate of Formation of IL-MOLINE-3003 PARK 16 STREET, LLC, a Delaware limited liability company (“Moline”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

36. The Certificate of Formation of IL-ORION-2880 NORTH 1100 AVENUE, LLC, a Delaware limited liability company (“Orion”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

37. The Certificate of Formation of IL-Tribune Tower, LLC, a Delaware limited liability company (“Tribune Tower”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

38. The Certificate of Formation of IN-2350 Westlane Road, LLC, a Delaware limited liability company (“Westlane Road”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

39. The Certificate of Formation of IN-6910 Network Place, LLC, a Delaware limited liability company (“Network Place”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

40. The Certificate of Formation of IN-Trafalgar WTTV, LLC, a Delaware limited liability company (“Trafalgar WTTV”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

41. The Certificate of Formation of IN-Windfall WTTV, LLC, a Delaware limited liability company (“Windfall WTTV”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

42. The Certificate of Formation of KDAF, LLC, a Delaware limited liability company (“KDAF”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

43. The Certificate of Formation of KIAH, LLC, a Delaware limited liability company (“KIAH”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

44. The Certificate of Formation of KRCW, LLC, a Delaware limited liability company (“KRCW”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

45. The Certificate of Formation of KSTU License, LLC, a Delaware limited liability company (“KSTU License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

46. The Certificate of Formation of KSTU, LLC, a Delaware limited liability company (“KSTU”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

47. The Certificate of Formation of KSWB, LLC, a Delaware limited liability company (“KSWB”), dated September 21, 2012, as filed in the office of the Secretary of State on September 21, 2012, as modified by the Certificate of Merger, dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

48. The Certificate of Formation of KTLA, LLC, a Delaware limited liability company (“KTLA”), dated September 21, 2012, as filed in the office of the Secretary of State on September 21, 2012, as modified by the Certificate of Merger, dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

49. The Certificate of Formation of KTVI License, LLC, a Delaware limited liability company (“KTVI License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

50. The Certificate of Formation of KTVI, LLC, a Delaware limited liability company (“KTVI”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

51. The Certificate of Formation of KTXL, LLC, a Delaware limited liability company (“KTXL”), dated September 21, 2012, as filed in the office of the Secretary of State on September 21, 2012, as modified by the Certificate of Merger, dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

52. The Certificate of Formation of KWGN, LLC, a Delaware limited liability company (“KWGN”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

53. The Certificate of Formation of Local TV, LLC, a Delaware limited liability company (“Local TV”), dated as of December 11, 2006, as filed in the office of the Secretary of State on December 11, 2006.

54. The Certificate of Formation of Local TV Finance, LLC, a Delaware limited liability company (“TV Finance”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007.

55. The Certificate of Formation of Local TV Holdings, LLC, a Delaware limited liability company (“TV Holdings”), dated May 21, 2008, as filed in the office of the Secretary of State on May 21, 2008.

56. The Certificate of Formation of Local TV Norfolk Real Estate, LLC, a Delaware limited liability company (“Norfolk Real Estate”), dated as of July 26, 2010, as filed in the office of the Secretary of State on July 27, 2010.

57. The Certificate of Formation of Magic T Music Publishing Company, LLC, a Delaware limited liability company (“Magic T”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

58. The Certificate of Formation of MD-601 N. Calvert, LLC, a Delaware limited liability company (“601 N. Calvert”), dated as of August 26, 2015, as filed in the office of the Secretary of State on August 27, 2015.

59. The Certificate of Formation of MD-3400 Carlins Park Drive, LLC, a Delaware limited liability company (“Carlins Park Drive”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

60. The Certificate of Formation of MD-North Calvert Street, LLC, a Delaware limited liability company (“North Calvert Street”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

61. The Certificate of Formation of MEDIA BY NUMBERS, LLC, a Delaware limited liability company (“Media by Numbers”), dated October 2, 2008, as filed in the office of the Secretary of State on October 2, 2008, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Media by Numbers, as filed in the office of the Secretary of State on November 18, 2014.

62. The Certificate of Formation of MI-3117 Plaza Drive, LLC, a Delaware limited liability company (“Plaza Drive”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

63. The Certificate of Formation of MI-Davis Road, LLC, a Delaware limited liability company (“Davis Road”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

64. The Certificate of Formation of MO-KANSAS CITY-3020 SUMMIT STREET, LLC, a Delaware limited liability company (“Kansas City”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

65. The Certificate of Formation of MO-ST LOUIS-EMIL AVENUE, LLC, a Delaware limited liability company (“St. Louis”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

66. The Certificate of Formation of NC-HIGH POINT-2005 FRANCIS STREET, LLC, a Delaware limited liability company (“High Point”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

67. The Certificate of Formation of NC-SOFIA-4119 OLD COURTHOUSE ROAD, LLC, a Delaware limited liability company (“Sofia”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

68. The Certificate of Formation of Oak Brook Productions, LLC, a Delaware limited liability company (“Oak Brook”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

69. The Certificate of Formation of OH-CLEVELAND-5800 SOUTH MARGINAL ROAD, LLC, a Delaware limited liability company (“Cleveland”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

70. The Certificate of Formation of OH-PARMA-4501 WEST PLEASANT VALLEY ROAD, LLC, a Delaware limited liability company (“Parma”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

71. The Certificate of Formation of OK-OKLAHOMA CITY-EAST BRITTON ROAD, LLC, a Delaware limited liability company (“Britton Road”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

72. The Certificate of Formation of OR-10255 SW Arctic Drive, LLC, a Delaware limited liability company (“Arctic Drive”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

73. The Certificate of Formation of PA-550 East Rock Road, LLC, a Delaware limited liability company (“East Rock”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

74. The Certificate of Formation of PA-2005 South Queen Street, LLC, a Delaware limited liability company (“South Queen”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

75. The Certificate of Formation of PA-5001 Wynnefield Avenue, LLC, a Delaware limited liability company (“Wynnefield”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

76. The Certificate of Formation of PA-LUZERNE COUNTY-PENOBSCOT MOUNTAIN, LLC, a Delaware limited liability company (“Luzerne”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

77. The Certificate of Formation of PA-MOOSIC-16 MONTAGE MOUNTAIN ROAD, LLC, a Delaware limited liability company (“Moosic”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

78. The Certificate of Formation of PA-Morning Call, LLC, a Delaware limited liability company (“Morning Call”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

79. The Certificate of Formation of PA-RANSOM, LLC, a Delaware limited liability company (“Ransom”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

80. The Certificate of Formation of PA-SOUTH ABINGTON-RT 11 AND MORGAN HWY, LLC, a Delaware limited liability company (“South Abington”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

81. The Certificate of Formation of Riverwalk Holdco II, LLC, a Delaware limited liability company (“Riverwalk II”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

82. The Certificate of Formation of RIVERWALK HOLDCO, LLC, a Delaware limited liability company (“Riverwalk”), dated September 21, 2012, as filed in the office of the Secretary of State on September 21, 2012.

83. The Certificate of Formation of Studio Systems, LLC, a Delaware limited liability company (“Studio Systems”), dated October 7, 2011, as filed in the office of the Secretary of State on October 7, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Studio Systems, as filed in the office of the Secretary of State on December 8, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Studio Systems, as filed in the office of the Secretary of State on November 18, 2014.

84. The Certificate of Formation of TN-MEMPHIS-803 CHANNEL 3 DRIVE, LLC, a Delaware limited liability company (“Memphis”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

85. The Certificate of Formation of Tower Distribution Company, LLC, a Delaware limited liability company (“Tower Distribution”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

86. The Certificate of Formation of Towering T Music Publishing Company, LLC, a Delaware limited liability company (“Towering T Music”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

87. The Certificate of Formation of TREH CM Member 2, LLC, a Delaware limited liability company (“CM Member 2”), dated as of September 16, 2015, as filed in the office of the Secretary of State on September 16, 2015.

88. The Certificate of Formation of TREH Costa Mesa, LLC, a Delaware limited liability company (“Costa Mesa”), dated as of August 26, 2015, as filed in the office of the Secretary of State on August 26, 2015.

89. The Certificate of Formation of Tribune (FN) Cable Ventures, LLC, a Delaware limited liability company (“Tribune (FN)”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

90. The Certificate of Formation of Tribune Broadcasting Company II, LLC, a Delaware limited liability company (“Tribune Broadcasting Company II”), dated June 27, 2013, as filed in the office of the Secretary of State on June 27, 2013.

91. The Certificate of Formation of Tribune Broadcasting Company, LLC, a Delaware limited liability company (“Tribune Broadcasting”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012, as modified by the Certificate of Merger, dated as of December 11, 2012, as filed in the office of the Secretary of State on December 11, 2012.

92. The Certificate of Formation of Tribune Broadcasting Denver License, LLC, a Delaware limited liability company (“Tribune Denver License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

93. The Certificate of Formation of Tribune Broadcasting Denver, LLC, a Delaware limited liability company (“Tribune Denver”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

94. The Certificate of Formation of Tribune Broadcasting Fort Smith License, LLC, a Delaware limited liability company (“Tribune Fort Smith License”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

95. The Certificate of Formation of Tribune Broadcasting Fort Smith, LLC, a Delaware limited liability company (“Tribune Fort Smith”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

96. The Certificate of Formation of Tribune Broadcasting Hartford, LLC, a Delaware limited liability company (“Tribune Hartford”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

97. The Certificate of Formation of Tribune Broadcasting Indianapolis, LLC, a Delaware limited liability company (“Tribune Indianapolis”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

98. The Certificate of Formation of Tribune Broadcasting Norfolk, LLC, a Delaware limited liability company (“Tribune Norfolk”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

99. The Certificate of Formation of Tribune Broadcasting Oklahoma City License, LLC (“Tribune Oklahoma City License”), a Delaware limited liability company, dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

100. The Certificate of Formation of Tribune Broadcasting Oklahoma City, LLC, a Delaware limited liability company (“Tribune Oklahoma City”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

101. The Certificate of Formation of Tribune Broadcasting Seattle, LLC, a Delaware limited liability company (“Tribune Seattle”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

102. The Certificate of Formation of TRIBUNE DIGITAL VENTURES, LLC, a Delaware limited liability company (“Digital Ventures”), dated September 17, 2013, as filed in the office of the Secretary of State on September 17, 2013.

103. The Certificate of Formation of Tribune Entertainment Company, LLC, a Delaware limited liability company (“Tribune Entertainment”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

104. The Certificate of Formation of Tribune Management Holdings, LLC, a Delaware limited liability company (“Tribune Management”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012, as modified by the Certificate of Merger, dated as of November 20, 2012, as filed in the office of the Secretary of State on November 20, 2012, as further modified by the Certificate of Merger, dated as of November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012, and as amended by the Certificate of Amendment of Certificate of Formation of Tribune Management, dated October 8, 2015, as filed in the office of the Secretary of State on October 8, 2015.

105. The Certificate of Formation of Tribune Media Services, LLC, a Delaware limited liability company (“Tribune Media”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

106. The Certificate of Formation of Tribune National Marketing Company, LLC, a Delaware limited liability company (“Tribune Marketing”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

107. The Certificate of Formation of TRIBUNE REAL ESTATE HOLDINGS II, LLC, a Delaware limited liability company (“Real Estate Holdings II”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

108. The Certificate of Formation of Tribune Real Estate Holdings, LLC, a Delaware limited liability company (“Real Estate Holdings”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

109. The Certificate of Formation of TX-7700 Westpark Drive, LLC, a Delaware limited liability company (“Westpark Drive”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

110. The Certificate of Formation of TX-8001 John Carpenter Freeway, LLC, a Delaware limited liability company (“Carpenter Freeway”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

111. The Certificate of Formation of UT-SALT LAKE CITY-AMELIA EARHART DRIVE, LLC, a Delaware limited liability company (“Salt Lake City”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

112. The Certificate of Formation of VA-216 Ironbound Road, LLC, a Delaware limited liability company (“Ironbound”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

113. The Certificate of Formation of VA-NORFOLK-720 BOUSH STREET, LLC, a Delaware limited liability company (“Boush”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

114. The Certificate of Formation of VA-PORTSMOUTH-1318 SPRATLEY STREET, LLC, a Delaware limited liability company (“Portsmouth”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

115. The Certificate of Formation of VA-RICHMOND, LLC, a Delaware limited liability company (“Richmond”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

116. The Certificate of Formation of VA-SUFFOLK-5277 NANSEMOND PARKWAY, LLC, a Delaware limited liability company (“Suffolk”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

117. The Certificate of Formation of WA-1813 Westlake Avenue, LLC, a Delaware limited liability company (“Westlake Avenue”), dated December 3, 2012, as filed in the office of the Secretary of State on December 3, 2012.

118. The Certificate of Formation of WDCW, LLC, a Delaware limited liability company (“WDCW”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

119. The Certificate of Formation of WGHP License, LLC, a Delaware limited liability company (“WGHP License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

120. The Certificate of Formation of WGHP, LLC, a Delaware limited liability company, dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

121. The Certificate of Formation of WGN Continental Broadcasting Company, LLC, a Delaware limited liability company (“WGN”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

122. The Certificate of Formation of WHNT License, LLC, a Delaware limited liability company (“WHNT License”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

123. The Certificate of Formation of WHNT, LLC, a Delaware limited liability company (“WHNT”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

124. The Certificate of Formation of WHO License, LLC, a Delaware limited liability company (“WHO License”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

125. The Certificate of Formation of WHO Television, LLC, a Delaware limited liability company (“WHO”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

126. The Certificate of Formation of WI-BROWN DEER-9001 NORTH GREEN BAY ROAD, LLC, a Delaware limited liability company (“Brown Deer”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

127. The Certificate of Formation of WI-MILWAUKEE-1100 EAST CAPITAL DRIVE, LLC, a Delaware limited liability company (“Milwaukee”), dated October 22, 2013, as filed in the office of the Secretary of State on October 22, 2013.

128. The Certificate of Formation of WITI License, LLC, a Delaware limited liability company (“WITI License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

129. The Certificate of Formation of WITI Television, LLC, a Delaware limited liability company (“WITI”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

130. The Certificate of Formation of WJW License, LLC, a Delaware limited liability company (“WJW License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

131. The Certificate of Formation of WJW Television, LLC, a Delaware limited liability company (“WJW”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

132. The Certificate of Formation of WNEP, LLC, a Delaware limited liability company (“WNEP”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

133. The Certificate of Formation of WPHL, LLC, a Delaware limited liability company (“WPHL”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

134. The Certificate of Formation of WPIX, LLC, a Delaware limited liability company (“WPIX”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

135. The Certificate of Formation of WPMT, LLC, a Delaware limited liability company (“WPMT”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

136. The Certificate of Formation of WQAD License, LLC, a Delaware limited liability company (“WQAD License”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

137. The Certificate of Formation of WQAD, LLC, a Delaware limited liability company (“WQAD”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

138. The Certificate of Formation of WREG License, LLC, a Delaware limited liability company (“WREG License”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

139. The Certificate of Formation of WREG, LLC, a Delaware limited liability company (“WREG”), dated as of March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

140. The Certificate of Formation of WSFL, LLC, a Delaware limited liability company (“WSFL”), dated November 21, 2012, as filed in the office of the Secretary of State on November 21, 2012.

141. The Certificate of Formation of WTVR License, LLC, a Delaware limited liability company (“WTVR License”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, and as amended by the Certificate of Amendment, dated as of April 28, 2009, as filed in the office of the Secretary of State on April 29, 2009, and as further amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

142. The Certificate of Formation of WTVR, LLC, a Delaware limited liability company (“WTVR”), dated as of April 21, 2008, as filed in the office of the Secretary of State on April 21, 2008, and as amended by the Certificate of Amendment, dated as of April 28, 2009, as filed in the office of the Secretary of State on April 29, 2009, and as further amended by the Certificate of Amendment, dated February 7, 2014, as filed in the office of the Secretary of State on February 7, 2014.

143. The Certificate of Formation of WXMI, LLC, a Delaware limited liability company (“WXMI”), dated July 3, 2012, as filed in the office of the Secretary of State on July 3, 2012.

Schedule F

LLC Agreements

1. The Limited Liability Company Agreement of Orange Holdco, dated as of September 16, 2015, made by Real Estate Holdings, as sole member.

2. The Limited Liability Company Agreement of Huntsville, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

3. The Limited Liability Company Agreement of Fort Smith, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

4. The Limited Liability Company Agreement of Van Buren, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

5. The Operating Agreement of Baseline Acquisitions, dated as of October 7, 2011, made by The New York Times Company, a New York corporation, as sole member, as restated by the Restated Limited Liability Company Operating Agreement of Baseline Acquisitions, dated as of October 8, 2011, made by Project Hollywood LLC, a Delaware limited liability company, as sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement of Baseline Acquisitions, dated as of August 29, 2014, made by Tribune Media Services, LLC, a Delaware limited liability company, as sole member.

6. The Operating Agreement of Baseline, dated as of October 7, 2011, made by Baseline Acquisitions, as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Baseline, dated as of August 29, 2014, made by Baseline Acquisitions, as sole member.

7. The Limited Liability Company Agreement of Fruitridge Road, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

8. The Limited Liability Company Agreement of LATS South, dated as of August 13, 2015, made by Real Estate Holdings, as sole member.

9. The Limited Liability Company Agreement of Los Angeles Times Square, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

10. The Limited Liability Company Agreement of Olympic Plant, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

11. The Limited Liability Company Agreement of Chicagoland Television, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

12. The Limited Liability Company Agreement of Classified Ventures, dated as of December 30, 2012, made by Tribune Marketing, as sole member.

13. The Limited Liability Company Agreement of Lookout Mountain Road, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

14. The Limited Liability Company Agreement of Clear Creek, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

15. The Limited Liability Company Agreement of East Speer, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

16. The Limited Liability Company Agreement of Cedar Lake, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

17. The Limited Liability Company Agreement of Wawarme Avenue, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

18. The Limited Liability Company Agreement of Broad Street, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

19. The Limited Liability Company Agreement of WTIC, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

20. The Limited Liability Company Agreement of North Orange Avenue, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

21. The Limited Liability Company Agreement of Deerfield Plant, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

22. The Limited Liability Company Agreement of Orlando Sentinel, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

23. The Limited Liability Company Agreement of FoxCo Sub, dated as of December 17, 2007, made by FoxCo Acquisition, as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of FoxCo Sub, dated as of June 30, 2008, made by FoxCo Acquisition, as sole member.

24. The Limited Liability Company Agreement of FoxCo Acquisition, dated as of December 13, 2007, made by Oak Hill Capital Partners III, L.P. (“Oak Hill III”), as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of FoxCo Acquisition, dated as of June 30, 2008, made by Oak Hill III, as sole member, as modified by the Contribution Agreement, dated as of July 14, 2008, between Oak Hill III and OHCP III LTV A, LLC, a Delaware limited liability company (“LTV A”), and as further modified by the Contribution Agreement, dated as of July 14, 2008, between LTV A and TV Holdings.

25. The Limited Liability Company Agreement of Alleman, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

26. The Limited Liability Company Agreement of Grand Avenue, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

27. The Limited Liability Company Agreement of Rohlwing Road, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

28. The Limited Liability Company Agreement of West Bradley Place, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

29. The Limited Liability Company Agreement of North Kilpatrick, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

30. The Limited Liability Company Agreement of Ventura Drive, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

31. The Limited Liability Company Agreement of Franklin Avenue, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

32. The Limited Liability Company Agreement of South 105th Court, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

33. The Limited Liability Company Agreement of Chicago Avenue, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

34. The Limited Liability Company Agreement of Henry County, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

35. The Limited Liability Company Agreement of Moline, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

36. The Limited Liability Company Agreement of Orion, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

37. The Limited Liability Company Agreement of Tribune Tower, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

38. The Limited Liability Company Agreement of Westlane Road, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

39. The Limited Liability Company Agreement of Network Place, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

40. The Limited Liability Company Agreement of Trafalgar WTTV, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

41. The Limited Liability Company Agreement of Windfall WTTV, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

42. The Limited Liability Company Agreement of KDAF, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

43. The Limited Liability Company Agreement of KIAH, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

44. The Limited Liability Company Agreement of KRCW, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

45. The Limited Liability Company Agreement of KSTU License (formerly known as Community Television of Utah License, LLC), dated as of April 21, 2008, made by KSTU License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of KSTU License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

46. The Limited Liability Company Agreement of KSTU (formerly known as Community Television of Utah, LLC), dated as of April 21, 2008, made by KSTU and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of KSTU, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

47. The Limited Liability Company Agreement of KSWB, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

48. The Limited Liability Company Agreement of KTLA, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

49. The Limited Liability Company Agreement of KTVI License (formerly known as Community Television of Missouri License, LLC), dated as of April 21, 2008, made by KTVI License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of KTVI License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

50. The Limited Liability Company Agreement of KTVI (formerly known as Community Television of Missouri, LLC), dated as of April 21, 2008, made by KTVI and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of KTVI, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

51. The Limited Liability Company Agreement of KTXL, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

52. The Limited Liability Company Agreement of KWGN, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

53. The Limited Liability Company Agreement of Local TV, dated as of December 12, 2006, made by Oak Hill Capital Partners II, L.P. (“Oak Hill II”), as sole member, as amended and restated by the Amended and Restated Operating Agreement of Local TV, dated as of May 2, 2007, made by Oak Hill II, as manager, Oak Hill Capital Management Partners II, L.P. (“Oak Hill Management II”), Local TV B-Corp A, Inc. (“TV B-Corp A”) and Local TV B-Corp B,

Inc. (“TV B-Corp B”), as members, as modified by the Contribution Agreement, dated as of July 10, 2008, among TV Holdings, Local TV, Oak Hill II, Oak Hill Management II, TV B-Corp A, TV B-Corp B, Robert Lawrence, Pamela C. Taylor, Theodore W. Kuhlman and Benjamin L. Homel, and as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement, dated as of July 10, 2008, made by TV Holdings, as sole member.

54. The Operating Agreement of TV Finance, dated as of March 7, 2007, made by TV Finance and Local TV, as sole member.

55. The Limited Liability Company Agreement of TV Holdings, dated as of July 10, 2008, made by Oak Hill II, as managing member, and Oak Hill Management II, TV B-Corp A, TV B-Corp B, Robert Lawrence, Pamela C. Taylor and Theodore W. Kuhlman, as members, as amended and restated by the Amended and Restated Limited Liability Company Agreement of TV Holdings, dated as of July 14, 2008, made by Oak Hill II, Oak Hill Management II, TV B-Corp A, TV B-Corp B, LTV A, OHCP III LTV B, LLC, OHCP III LTV C, Inc., OHCP III LTV D, Inc., GEOLO P Investors, L.L.C., Robert Lawrence, Pamela C. Taylor and Theodore W. Kuhlman, as members, as modified by the Assignment Agreement, dated as of December 27, 2013, made by Tribune Broadcasting Company II, and the Company Sellers (as defined therein), and as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement of TV Holdings, dated as of December 27, 2013, made by Tribune Broadcasting Company II, as the sole member.

56. The Operating Agreement of Norfolk Real Estate, dated as of August 4, 2010, made by Norfolk Real Estate and Tribune Norfolk, as sole member.

57. The Limited Liability Company Agreement of Magic T, dated as of December 30, 2012, made by Tribune Entertainment, as sole member.

58. The Limited Liability Company Agreement of 601 N. Calvert, dated as of September 16, 2015, made by Real Estate Holdings, as sole member.

59. The Limited Liability Company Agreement of Carlins Park Drive, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

60. The Limited Liability Company Agreement of North Calvert Street, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

61. The Limited Liability Company Agreement of Media by Numbers, dated as of October 2, 2008, made by Hollywood.com, LLC, a Delaware limited liability company, as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Media by Numbers, dated as of August 29, 2014, made by Baseline Acquisitions, as the sole member.

62. The Limited Liability Company Agreement of Plaza Drive, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

63. The Limited Liability Company Agreement of Davis Road, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

64. The Limited Liability Company Agreement of Kansas City, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

65. The Limited Liability Company Agreement of St. Louis, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

66. The Limited Liability Company Agreement of High Point, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

67. The Limited Liability Company Agreement of Sofia, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

68. The Limited Liability Company Agreement of Oak Brook, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

69. The Limited Liability Company Agreement of Cleveland, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

70. The Limited Liability Company Agreement of Parma, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

71. The Limited Liability Company Agreement of Britton Road, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

72. The Limited Liability Company Agreement of Arctic Drive, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

73. The Limited Liability Company Agreement of East Rock, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

74. The Limited Liability Company Agreement of South Queen, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

75. The Limited Liability Company Agreement of Wynnefield, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

76. The Limited Liability Company Agreement of Luzerne, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

77. The Limited Liability Company Agreement of Moosic, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

78. The Limited Liability Company Agreement of Morning Call, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

79. The Limited Liability Company Agreement of Ransom, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

80. The Limited Liability Company Agreement of South Abington, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

81. The Limited Liability Company Agreement of Riverwalk II, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

82. The Limited Liability Company Agreement of Riverwalk, dated as of December 30, 2012, made by Real Estate Holdings, as sole member.

83. The Operating Agreement of Studio Systems, dated as of October 7, 2011, made by Baseline Acquisitions, as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Studio Systems, dated as of August 29, 2014, made by Baseline Acquisitions, as the sole member.

84. The Limited Liability Company Agreement of Memphis, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

85. The Limited Liability Company Agreement of Tower Distribution, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

86. The Limited Liability Company Agreement of Towering T Music, dated as of December 30, 2012, made by Tribune Entertainment, as sole member.

87. The Limited Liability Company Agreement of CM Member 2, dated as of September 16, 2015, made by Real Estate Holdings, as sole member.

88. The Limited Liability Company Agreement of Costa Mesa, dated as of September 16, 2015, made by Real Estate Holdings, as sole member.

89. The Limited Liability Company Agreement of Tribune (FN), dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

90. The Limited Liability Company Agreement of Tribune Broadcasting Company II, dated as of June 27, 2013, made by Tribune Media, as sole member.

91. The Limited Liability Company Agreement of Tribune Broadcasting, dated as of December 30, 2012, made by Tribune Media, as sole member.

92. The Limited Liability Company Agreement of Tribune Denver License (formerly known as Community Television of Colorado License, LLC), dated as of April 21, 2008, made by Tribune Denver License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of Tribune Denver License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

93. The Limited Liability Company Agreement of Tribune Denver (formerly known as Community Television of Colorado, LLC), dated as of April 21, 2008, made by Tribune Denver and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of Tribune Denver, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

94. The Operating Agreement of Tribune Fort Smith License (formerly known as Local TV Arkansas License, LLC), dated as of March 7, 2007, made by Tribune Fort Smith License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of Tribune Fort Smith License, dated as of June 23, 2015, made by TV Finance, as sole member.

95. The Operating Agreement of Tribune Fort Smith (formerly known as Local TV Arkansas, LLC), dated as of March 7, 2007, made by Tribune Fort Smith and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of Tribune Fort Smith, dated as of June 23, 2015, made by TV Finance, as sole member.

96. The Limited Liability Company Agreement of Tribune Hartford, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

97. The Limited Liability Company Agreement of Tribune Indianapolis, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

98. The Operating Agreement of Tribune Norfolk (formerly known as Local TV Virginia, LLC), dated as of March 7, 2007, made by Tribune Norfolk and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of Tribune Norfolk, dated as of June 23, 2015, made by TV Finance, as sole member.

99. The Operating Agreement of Tribune Oklahoma City License (formerly known as Local TV Oklahoma License, LLC), dated as of March 7, 2007, made by Tribune Oklahoma City License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of Tribune Oklahoma City License, dated as of June 23, 2015, made by TV Finance, as sole member.

100. The Operating Agreement of Tribune Oklahoma City (formerly known as Local TV Oklahoma, LLC), dated as of March 7, 2007, made by Tribune Oklahoma City and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of Tribune Oklahoma City, dated as of June 23, 2015, made by TV Finance, as sole member.

101. The Limited Liability Company Agreement of Tribune Seattle, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

102. The Limited Liability Company Agreement of Digital Ventures, dated as of September 17, 2013, made by Tribune Media, as sole member.

103. The Limited Liability Company Agreement of Tribune Entertainment, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

104. The Limited Liability Company Agreement of Tribune Management, dated as of December 30, 2012, made by Tribune Media, as sole member, as amended and Restated by the Amended and Restated Limited Liability Company Agreement of Tribune Management, dated as of October, 8, 2015, made by Tribune Media, as sole member.

105. The Limited Liability Company Agreement of Tribune Media, dated as of December 30, 2012, made by Tribune Management, as sole member, as amended by the Equity Transfer Agreement, dated as of December 20, 2013, between Tribune Management and Digital Ventures.

106. The Limited Liability Company Agreement of Tribune Marketing, dated as of December 30, 2012, made by Tribune Management, as sole member.

107. The Limited Liability Company Agreement of Real Estate Holdings II, dated as of October 23, 2013, made by Tribune Media, as sole member.

108. The Limited Liability Company Agreement of Real Estate Holdings, dated as of December 3, 2012, made by Tribune Media, as sole member.

109. The Limited Liability Company Agreement of Westpark Drive, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

110. The Limited Liability Company Agreement of Carpenter Freeway, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

111. The Limited Liability Company Agreement of Salt Lake City, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

112. The Limited Liability Company Agreement of Ironbound, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

113. The Limited Liability Company Agreement of Boush, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

114. The Limited Liability Company Agreement of Portsmouth, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

115. The Limited Liability Company Agreement of Richmond, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

116. The Limited Liability Company Agreement of Suffolk, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

117. The Limited Liability Company Agreement of Westlake Avenue, dated as of December 3, 2012, made by Real Estate Holdings, as sole member.

118. The Limited Liability Company Agreement of WDCW, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

119. The Limited Liability Company Agreement of WGHP License (formerly known as Community Television of North Carolina License, LLC), dated as of April 21, 2008, made by WGHP License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WGHP License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

120. The Limited Liability Company Agreement of WGHP (formerly known as Community Television of North Carolina, LLC), dated as of April 21, 2008, made by WGHP and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WGHP, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

121. The Limited Liability Company Agreement of WGN, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

122. The Operating Agreement of WHNT License (formerly known as Local TV Alabama License, LLC), dated as of March 7, 2007, made by WHNT License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WHNT License, dated as of June 23, 2015, made by TV Finance, as sole member.

123. The Operating Agreement of WHNT (formerly known as Local TV Alabama, LLC), dated as of March 7, 2007, made by WHNT and TV Finance, as sole member as amended by the First Amendment to the Operating Agreement of WHNT, dated as of June 23, 2015, made by TV Finance, as sole member.

124. The Operating Agreement of WHO License (formerly known as Local TV Iowa License, LLC), dated as of March 7, 2007, made by WHO License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WHO License, dated as of June 23, 2015, made by TV Finance, as sole member.

125. The Operating Agreement of WHO (formerly known as Local TV Iowa, LLC), dated as of March 7, 2007, made by WHO and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WHO, dated as of June 23, 2015, made by TV Finance, as sole member.

126. The Limited Liability Company Agreement of Brown Deer, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

127. The Limited Liability Company Agreement of Milwaukee, dated as of October 23, 2013, made by Real Estate Holdings, as sole member.

128. The Limited Liability Company Agreement of WITI License (formerly known as Community Television of Wisconsin License, LLC), dated as of April 21, 2008, made by WITI License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WITI License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

129. The Limited Liability Company Agreement of WITI (formerly known as Community Television of Wisconsin, LLC), dated as of April 21, 2008, made by WITI and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WITI, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

130. The Limited Liability Company Agreement of WJW License (formerly known as Community Television of Ohio License, LLC), dated as of April 21, 2008, made by WJW License and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WJW License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

131. The Limited Liability Company Agreement of WJW (formerly known as Community Television of Ohio, LLC), dated as of April 21, 2008, made by WJW and FoxCo Sub, as sole member, as amended by the First Amendment to the Limited Liability Company Agreement of WJW, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

132. The Operating Agreement of WNEP (formerly known as Local TV Pennsylvania, LLC), dated as of March 7, 2007, made by WNEP and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WNEP, dated as of June 23, 2015, made by TV Finance, as sole member.

133. The Limited Liability Company Agreement of WPHL, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

134. The Limited Liability Company Agreement of WPIX, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

135. The Limited Liability Company Agreement of WPMT, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

136. The Operating Agreement of WQAD License (formerly known as Local TV Illinois License, LLC), dated as of March 7, 2007, made by WQAD License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WQAD License, dated as of June 23, 2015, made by TV Finance, as sole member.

137. The Operating Agreement of WQAD (formerly known as Local TV Illinois, LLC), dated as of March 7, 2007, made by WQAD and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WQAD, dated as of June 23, 2015, made by TV Finance, as sole member.

138. The Operating Agreement of WREG License (formerly known as Local TV Tennessee License, LLC), dated as of March 7, 2007, made by WREG License and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WREG License, dated as of June 23, 2015, made by TV Finance, as sole member.

139. The Operating Agreement of WREG (formerly known as Local TV Tennessee, LLC), dated as of March 7, 2007, made by WREG and TV Finance, as sole member, as amended by the First Amendment to the Operating Agreement of WREG, dated as of June 23, 2015, made by TV Finance, as sole member.

140. The Limited Liability Company Agreement of WSFL, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.

141. The Limited Liability Company Agreement of WTVR License (formerly known as Community Television of Alabama License, LLC), dated as of April 21, 2008, made by WTVR License and FoxCo Sub, as sole member, as amended by the First Amendment thereto, dated as of December 18, 2013, made by FoxCo Sub, as sole member, as further amended by the Second Amendment to the Limited Liability Company Agreement of WTVR License, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

142. The Limited Liability Company Agreement of WTVR (formerly known as Community Television of Alabama, LLC), dated as of April 21, 2008, made by WTVR and FoxCo Sub, as sole member, as amended by the First Amendment thereto, dated as of December 18, 2013, made by FoxCo Sub, as sole member, as further amended by the Second Amendment to the Limited Liability Company Agreement of WTVR, dated as of June 23, 2015, made by FoxCo Sub, as sole member.

143. The Limited Liability Company Agreement of WXMI, dated as of December 30, 2012, made by Tribune Broadcasting, as sole member.